Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE SECOND QUARTER ENDED JUNE 30, 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE FORWARD-LOOKING STATEMENTS FOR THE SECOND QUARTER ENDED JUNE 30,2010

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the continuing impact of the severe economic recession that began in 2007;

•	the general level of interest rates and the availability of capital, particularly in light of the recent disruption in the credit markets;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, hurricanes and earthquakes;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties

•	presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Second Quarter 2010

DCT INDUSTRIAL TRUST INC.®

SUPPLEMENTAL REPORTING PACKAGE

FOR THE SECOND QUARTER ENDED JUNE 30, 2010

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview	5-6
Property Summary	7
Consolidated Leasing Statistics	8
Acquisition and Disposition Summary	9
Development Overview	10
Indebtedness	11
Capitalization and Fixed Charge Coverage	12
Institutional Capital Management Summary	13
Definitions	14-15

Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$58,440	$58,631	$116,430	$120,868
Institutional capital management and other fees	721	680	1,361	1,347

Total revenues	59,161	59,311	117,791	122,215

OPERATING EXPENSES:
Rental expenses	7,552	7,212	16,330	15,864
Real estate taxes	9,849	8,752	19,127	17,423
Real estate related depreciation and amortization	29,180	27,702	57,768	53,851
General and administrative	5,994	6,454	11,646	11,922
Impairment losses	4,556	—	4,556	—

Total operating expenses	57,131	50,120	109,427	99,060

Operating income	2,030	9,191	8,364	23,155
OTHER INCOME AND EXPENSE:
Equity in income (loss) of unconsolidated joint ventures, net	(400)	(1,615)	(1,011)	2,565
Interest expense	(13,248)	(13,327)	(26,036)	(26,668)
Interest and other income (expense)	353	767	(510)	901
Income and other taxes	(582)	(661)	(820)	(1,553)

Loss from continuing operations	(11,847)	(5,645)	(20,013)	(1,600)
Discontinued operations:
Operating income (loss) and other expenses	(106)	157	(171)	564
Gain (loss) on dispositions of real estate interests, net of impairment losses	(165)	734	(170)	731

Income (loss) from discontinued operations	(271)	891	(341)	1,295

Loss before gain on dispositions of real estate interests	(12,118)	(4,754)	(20,354)	(305)
Gain on dispositions of real estate interests	—	—	16	37

Consolidated net loss of DCT Industrial Trust Inc.	(12,118)	(4,754)	(20,338)	(268)
Net loss attributable to noncontrolling interests	1,387	760	2,383	101

Net loss attributable to common stockholders	$(10,731)	$(3,994)	$(17,955)	$(167)

EARNINGS PER COMMON SHARE - BASIC
Loss from continuing operations	$(0.05)	$(0.02)	$(0.09)	$(0.01)
Income (loss) from discontinued operations	0.00	0.00	0.00	0.01
Gain on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net loss attributable to common stockholders	$(0.05)	$(0.02)	$(0.09)	$0.00

EARNINGS PER COMMON SHARE - DILUTED
Loss from continuing operations	$(0.05)	$(0.02)	$(0.09)	$(0.01)
Income (loss) from discontinued operations	0.00	0.00	0.00	0.01
Gain on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net loss attributable to common stockholders	$(0.05)	$(0.02)	$(0.09)	$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and diluted	210,841	183,783	209,602	179,745

1	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	June 30, 2010	December 31, 2009
ASSETS	(unaudited)
Operating properties	$2,732,614	$2,712,291
Properties under development	133,710	138,698
Properties under redevelopment	32,661	42,048
Pre-development and land held for development	28,184	23,377

Total investment in properties	2,927,169	2,916,414
Less accumulated depreciation and amortization	(488,643)	(451,242)

Net investment in properties	2,438,526	2,465,172
Investment in and advances to unconsolidated joint ventures	109,541	111,238

Net investment in real estate	2,548,067	2,576,410
Cash and cash equivalents	20,229	19,120
Notes receivable	17,443	19,084
Deferred loan costs, net	3,457	4,919
Straight-line rent and other receivables, net	30,616	31,607
Other assets, net	10,985	13,152

Total assets	$2,630,797	$2,664,292

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$27,171	$36,261
Distributions payable	16,669	16,527
Tenant prepaids and security deposits	19,161	19,451
Other liabilities	14,027	5,759
Intangible lease liability, net	5,077	5,946
Senior unsecured notes	735,000	625,000
Mortgage notes	419,608	511,715

Total liabilities	1,236,713	1,220,659
Total stockholders’ equity	1,186,930	1,217,635
Noncontrolling interests	207,154	225,998

Total liabilities and equity	$2,630,797	$2,664,292

2	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE FUNDS FROM OPERATIONS

(amounts in thousands, except per share and unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders and unitholders	$(10,731)	$(3,994)	$(17,955)	$(167)
Adjustments:
Real estate related depreciation and amortization	29,182	27,988	57,776	54,443
Equity in (income) loss of unconsolidated joint ventures, net	400	1,615	1,011	(2,565)
Equity in FFO of unconsolidated joint ventures	1,172	1,180	2,572	7,729
Less: (Gain) loss on dispositions of real estate interests and business combinations	(22)	(734)	361	(768)
Gain (loss) on dispositions of non-depreciated real estate	(4)	—	7	113
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,428)	(4,411)	(7,033)	(8,899)
FFO attributable to unitholders	2,060	3,674	4,707	8,823

FFO attributable to common stockholders and unitholders, basic and diluted	$18,629	$25,318	$41,446	$58,709

FFO per common share and unit, basic and diluted	$0.08	$0.12	$0.17	$0.28

Adjustments for impairment losses and debt modification costs:
Impairment losses	$4,743	$—	$4,743	$—
Debt modification costs	$—	$—	$1,136	$—

FFO, excluding adjustments for impairment losses and debt modification costs, attributable to common stockholders and unitholders, basic and diluted	$23,372	$25,318	$47,325	$58,709

FFO, as adjusted, per common share and unit, basic and diluted	$0.10	$0.12	$0.20	$0.28

FFO weighted average shares and units outstanding:
Common shares for earnings per share – basic	210,841	183,783	209,602	179,745
Participating securities	1,877	1,768	1,615	1,574
Units	26,367	31,557	26,855	31,791

FFO weighted average common shares, participating securities and units outstanding – basic	239,085	217,108	238,072	213,110
Dilutive common stock equivalents	441	124	434	1

FFO weighted average common shares, participating securities and units outstanding – diluted	239,526	217,232	238,506	213,111

Dividends declared per common share	$0.07	$0.08	$0.14	$0.16

3	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	2010	2009	2010	2009
Net operating income: (1)	(unaudited)		(unaudited)
Rental revenues	$58,440	$58,631	$116,430	$120,868
Rental expenses and real estate taxes	(17,401)	(15,964)	(35,457)	(33,287)

Net operating income (2)	$41,039	$42,667	$80,973	$87,581

Consolidated operating properties: (1)
Square feet as of the period end	53,317	51,802	53,317	51,802
Average occupancy	85.5%	87.1%	85.8%	89.1%
Occupancy as of period end	85.9%	87.3%	85.9%	87.3%

Same store operating data: (1)
Rental revenues	$54,783	$57,405	$109,762	$118,692
Rental expenses and real estate taxes, net of related bad debt expense	(16,000)	(15,384)	(32,724)	(32,094)

Same store net operating income	38,783	42,021	77,038	86,598
Less revenue from lease terminations	(13)	(46)	(47)	(1,443)

Net operating income (excluding revenue from lease terminations)	38,770	41,975	76,991	85,155

Less straight-line rents, net of related bad debt expense	(1,120)	(46)	(2,235)	(308)
Add back amortization of above/(below) market rents	175	227	523	738

Cash net operating income (excluding revenue from lease terminations)	$37,825	$42,156	$75,279	$85,585

Net operating income growth (excluding revenue from lease terminations)	(7.6%)	—	(9.6%)	—
Cash net operating income growth (excluding revenue from lease terminations)	(10.3%)	—	(12.0%)	—
Square feet in same store population	50,997	50,997	50,997	50,997
Average occupancy	84.9%	87.2%	85.3%	89.1%
Occupancy as of period end	85.3%	87.4%	85.3%	87.4%

Supplemental consolidated cash flow and other information:
Straight-line rents – increase (decrease) to revenue, net of related bad debt expense (3)	$1,446	$274	$2,897	$595
Straight-line rent receivable (balance sheet) (3)	$24,300	$20,653	$24,300	$20,653
Net amortization of above/below market rents – increase (decrease) to revenue (3)	$(74)	$(228)	$(329)	$(735)
Capitalized interest	$477	$1,502	$1,402	$3,173
Stock-based compensation amortization	$1,211	$1,004	$2,348	$2,142
Revenue from lease terminations (3)	$283	$45	$317	$1,446
Bad debt expense, excluding bad debt expense related to straight-line rents (3)	$435	$407	$724	$1,247

Consolidated capital expenditures (3):
Development and expansions	$5,458	$5,077	$8,293	$8,643
Building and land improvements	3,283	1,353	5,177	2,605
Tenant improvements and leasing costs (including make-ready)	4,937	5,495	7,736	9,025

Total capital expenditures	$13,678	$11,925	$21,206	$20,273

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

4	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE PROPERTY OVERVIEW AS OF JUNE 30, 2010

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated operating properties:
Atlanta	52	100.0%	6,710	12.5%	79.2%	$17,482		9.8%
Baltimore/Washington D.C.	13	99.8%	1,510	2.8%	86.1%	7,036		4.0%
Central Pennsylvania	8	100.0%	1,453	2.7%	83.2%	4,782		2.7%
Charlotte	10	100.0%	1,006	1.9%	60.4%	2,295		1.3%
Chicago	15	100.0%	2,869	5.4%	85.0%	8,609		4.9%
Cincinnati	33	100.0%	3,713	7.0%	89.0%	11,804		6.7%
Columbus	14	100.0%	4,301	8.1%	80.5%	9,725		5.5%
Dallas	46	100.0%	4,288	8.0%	87.3%	13,044		7.4%
Denver	1	100.0%	160	0.3%	90.3%	832		0.5%
Houston	40	100.0%	2,911	5.5%	92.0%	13,576		7.6%
Indianapolis	7	100.0%	2,299	4.3%	99.8%	7,520		4.2%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009		0.6%
Louisville	4	100.0%	1,330	2.5%	87.1%	3,560		2.0%
Memphis	10	100.0%	4,333	8.1%	92.2%	10,817		6.1%
Mexico	12	100.0%	1,298	2.4%	90.5%	5,016		2.8%
Miami	6	100.0%	727	1.4%	62.7%	4,128		2.3%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,802		1.0%
Nashville	5	100.0%	2,826	5.3%	96.5%	7,961		4.5%
New Jersey	10	100.0%	1,201	2.3%	74.2%	5,423		3.1%
Northern California	25	100.0%	2,564	4.8%	75.1%	11,561		6.5%
Orlando	13	100.0%	1,135	2.1%	86.8%	4,387		2.5%
Phoenix	14	100.0%	1,632	3.1%	78.0%	5,376		3.0%
San Antonio	15	100.0%	1,349	2.5%	87.1%	4,074		2.3%
Seattle	7	100.0%	1,115	2.1%	94.8%	5,424		3.1%
Southern California	14	100.0%	2,006	3.8%	96.2%	9,947		5.6%

Total/weighted average – operating properties	378	100.0%	53,317	100.0%	85.9%	177,190		100.0%

Consolidated redevelopment properties:
Chicago	2	100.0%	508	78.6%	0.0%	N/A		N/A
New Jersey	1	100.0%	138	21.4%	0.0%	N/A		N/A

Total/weighted average for redevelopment properties	3	100.0%	646	100.0%	0.0%	0		N/A
Consolidated development properties:
Baltimore/Washington D.C.	3	95.0%	224	7.4%	42.3%	N/A		N/A
Cincinnati	2	100.0%	840	27.8%	8.2%	N/A		N/A
Memphis	1	100.0%	885	29.3%	46.7%	N/A		N/A
Mexico	3	100.0%	354	11.7%	0.0%	N/A		N/A
Orlando	3	100.0%	259	8.6%	25.4%	N/A		N/A
Southern California	1	100.0%	460	15.2%	0.0%	N/A		N/A

Total/weighted average for development properties	13	99.6%	3,022	100.0%	21.2%	1,883		N/A

Total/weighted average –consolidated properties	394	100.0%	56,985	N/A	81.5%	$179,073	(3)	N/A

Continued on next page

5	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE PROPERTY OVERVIEW AS OF JUNE 30, 2010 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated operating properties:
Southern California Logistics Airport (4)	3	50.0%	759	100.0%	100.0%	$2,561	100.0%

Operating properties in funds:
Atlanta	2	17.2%	703	5.1%	100.0%	1,970	4.1%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	5,036	10.5%
Charlotte	1	4.4%	472	3.3%	100.0%	1,509	3.2%
Chicago	4	18.1%	1,525	10.8%	95.9%	5,763	12.1%
Cincinnati	5	11.9%	1,847	13.1%	100.0%	6,157	12.9%
Columbus	2	6.3%	451	3.2%	71.6%	1,140	2.4%
Dallas	4	16.8%	1,726	12.2%	79.9%	3,959	8.3%
Denver	5	20.0%	773	5.5%	95.5%	3,416	7.1%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,785	3.7%
Kansas City	1	11.4%	180	1.3%	100.0%	728	1.5%
Louisville	5	10.0%	900	6.4%	90.8%	2,680	5.6%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.7%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,290	4.8%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,789	7.9%
New Jersey	2	10.7%	216	1.5%	83.0%	955	2.0%
Northern California	1	4.4%	396	2.8%	100.0%	1,758	3.7%
Orlando	2	20.0%	696	4.9%	82.7%	2,632	5.5%

Total/weighted average – fund operating properties	45	14.1%	14,101	100.0%	92.1%	47,808	100.0%
Unconsolidated development properties:
Total/weighted average	7	48.4%	3,156	N/A	2.3%	407	N/A

Total/weighted average – unconsolidated properties	55	21.6%	18,016	N/A	76.7%	$50,776	N/A

Operating properties asset managed only:
Atlanta	1	0.0%	491	100.0%	100.0%	N/A	N/A

Summary:
Total/weighted average –
Consolidated/unconsolidated operating properties	426	N/A	68,177	90.3%	87.4%	$227,559	N/A
Total/weighted average –
Consolidated redevelopment properties	3	N/A	646	0.9%	0.0%	0	N/A
Total/weighted average –
Consolidated/unconsolidated development properties	20	N/A	6,178	8.2%	11.6%	2,290	N/A
Total/weighted average – asset managed only properties	1	N/A	491	0.6%	100.0%	N/A	N/A

Total/weighted average – all properties	450	N/A	75,492	100.0%	80.5%	$229,849	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases or decreases.
(3)	The total annualized base rent associated with tenants in free rent periods was $4.4 million based on the first month’s cash based rent.
(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

6	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE PROPERTY SUMMARY AS OF JUNE 30, 2010

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
	(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated operating properties:
Atlanta	28	5,671	80.4%	13	678	76.6%	11	361	65.6%	52	6,710	79.2%
Baltimore/Washington D.C.	13	1,510	86.1%	—	—	—	—	—	—	13	1,510	86.1%
Central Pennsylvania	8	1,453	83.2%	—	—	—	—	—	—	8	1,453	83.2%
Charlotte	5	715	46.4%	5	291	94.8%	—	—	—	10	1,006	60.4%
Chicago	12	2,374	87.7%	3	495	72.1%	—	—	—	15	2,869	85.0%
Cincinnati	14	2,907	91.1%	18	741	82.4%	1	66	69.8%	33	3,714	89.0%
Columbus	12	4,227	80.3%	2	74	90.2%	—	—	—	14	4,301	80.5%
Dallas	23	3,268	90.7%	7	359	74.1%	16	661	77.2%	46	4,288	87.3%
Denver	1	160	90.3%	—	—	—	—	—	—	1	160	90.3%
Houston	14	1,878	94.1%	14	706	90.3%	12	327	83.4%	40	2,911	92.0%
Indianapolis	7	2,299	99.8%	—	—	—	—	—	—	7	2,299	99.8%
Kansas City	1	225	100.0%	—	—	—	—	—	—	1	225	100.0%
Louisville	4	1,330	87.1%	—	—	—	—	—	—	4	1,330	87.1%
Memphis	10	4,333	92.2%	—	—	—	—	—	—	10	4,333	92.2%
Mexico	6	693	90.0%	6	605	91.0%	—	—	—	12	1,298	90.5%
Miami	3	521	60.5%	2	157	58.1%	1	49	100.0%	6	727	62.7%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	5	2,826	96.5%	—	—	—	—	—	—	5	2,826	96.5%
New Jersey	8	1,087	71.5%	2	114	100.0%	—	—	—	10	1,201	74.2%
Northern California	8	1,696	66.6%	17	868	91.8%	—	—	—	25	2,564	75.1%
Orlando	2	367	88.3%	11	767	86.1%	—	—	—	13	1,134	86.8%
Phoenix	8	1,492	78.2%	6	140	75.9%	—	—	—	14	1,632	78.0%
San Antonio	11	1,096	90.3%	4	253	73.3%	—	—	—	15	1,349	87.1%
Seattle	7	1,115	94.8%	—	—	—	—	—	—	7	1,115	94.8%
Southern California	10	1,743	95.9%	3	242	100.0%	1	21	75.9%	14	2,006	96.2%

Total/weighted average – operating properties	222	45,265	86.5%	114	6,567	84.6%	42	1,485	76.1%	378	53,317	85.9%
Consolidated redevelopment properties	2	577	0.0%	1	69	0.0%	—	—	—	3	646	0.0%
Consolidated development properties	12	2,966	20.8%	1	56	45.3%	—	—	—	13	3,022	21.2%

Total/weighted average – consolidated properties	236	48,808	81.4%	116	6,692	83.4%	42	1,485	76.1%	394	56,985	81.5%

Unconsolidated properties:
Operating properties in funds	45	14,101	92.1%	—	—	—	—	—	—	45	14,101	92.1%
Operating properties	3	759	100.0%	—	—	—	—	—	—	3	759	100.0%
Development properties	5	2,932	0.0%	2	224	32.9%	—	—	—	7	3,156	2.3%
Asset managed properties	1	491	100.0%	—	—	—	—	—	—	1	491	100.0%

Total/weighted average – all properties	290	67,091	80.5%	118	6,916	81.8%	42	1,485	76.1%	450	75,492	80.5%

Total annualized base rent – all properties (in thousands)			$191,939			$29,599			$8,311			$229,849

Property type as a percentage of consolidated operating properties		85%			12%			3%			100%

7	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
Q2 2010		(in thousands)			(in months)	(in thousands)

OPERATING:
Bulk Distribution	23	1,126	-3.1%	-1.0%	38.1	$2,367	$2.10
Light Industrial	20	315	-10.0%	-2.4%	34.5	486	1.55
Service Center	17	47	-11.2%	-5.6%	36.9	251	5.31

Total/Weighted Average	60	1,488	-6.1%	-1.7%	37.3	$3,104	$2.09

Weighted Average Retention	67.8%

DEVELOPMENT AND REDEVELOPMENT:
Bulk Distribution	8	1,047

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
YEAR TO DATE 2010		(in thousands)			(in months)	(in thousands)

OPERATING:
Bulk Distribution	51	3,960	-7.6%	-13.4%	51.0	$6,660	$1.68
Light Industrial	36	604	-12.3%	-3.6%	39.9	1,169	1.94
Service Center	25	123	-9.1%	-7.3%	42.1	514	4.17

Total/Weighted Average	112	4,687	-8.3%	-11.9%	49.4	$8,343	$1.78

‘Weighted Average Retention	65.6%

DEVELOPMENT AND REDEVELOPMENT:
Bulk Distribution	11	1,617

Lease Expirations For Consolidated Operating Properties as of June 30, 2010 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2010 (4)	5,576	$22,565	11.5%
2011	8,411	34,924	17.7%
2012	7,361	32,253	16.4%
2013	7,260	32,969	16.7%
2014	6,976	28,327	14.4%
2015	4,446	18,647	9.5%
Thereafter	5,795	27,209	13.8%

Total occupied	45,825	$196,894	100.0%

Available / leased not occupied	7,492

Total consolidated operating properties	53,317

(1)	Does not include month-to-month leases, unless otherwise noted.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

8	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE ACQUISITION AND DISPOSITION SUMMARY FOR THE SIX MONTHS ENDED JUNE 30, 2010

Property	Description	Market
ACQUISITIONS

Q1	None

Q2	400 Kennedy Drive	150,000 sq. ft	New Jersey

Q2	Land Parcel - 8th and Vineyard consolidated joint venture	19.3 acres	Southern California

Total YTD Purchase Price - $14.1 million

DISPOSITIONS

Q1	None

Q2	1350 Jamike Drive	15,000 sq. ft	Cincinnati

Total YTD Sales Price - $0.6 million

9	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE DEVELOPMENT OVERVIEW AS OF June 30, 2010

Project	Market	Number of Bldgs.	Square Feet	Book Cost (1)	Total Projected Investment	Percentage Leased (2)
			(square feet and dollars in thousands)
STABILIZED:
Dulles Industrial Phase I - Building D1	Baltimore/Washington	1	64			100%
ADC XI – 8420 Boggy Creek	Orlando	1	70			100%
SCLA Building 13A (unconsolidated)	Southern California	1	296			100%

Total/Weighted Average		3	430	$27,998		100%

CONSOLIDATED:
Development projects in lease up
Dulles Industrial Phase I - Buildings A, B and D2	Baltimore/Washington	3	224			58%
DCT Port Union	Cincinnati	2	840			31%
Deltapoint	Memphis	1	885			100%
Monterrey 6, 7 and 8	Mexico	3	354			33%
ADC North I	Orlando	2	203			20%
Airport Dist Center	Orlando	1	56			45%
Sycamore Canyon A	Southern California	1	460			70%

Total/weighted average		13	3,022	$133,710	$145,185	59%

UNCONSOLIDATED:
Development projects in lease up
SCLA (3)	Southern California	3	1,224	$46,991	$51,600	6%

IDI/DCT, LLC (4)	Chicago, Nashville, Northern California, Savannah	4	1,932	74,486	88,016	0%

Total/weighted average		7	3,156	121,477	139,616	2%

Total/weighted average development projects in lease up		20	6,178	$255,187	$284,801	30%

DCT proportionate share excluding stabilized (5)			4,589	$193,312	$213,803	39%

DCT proportionate share including stabilized (5)		n/a	4,868	$212,772	$233,334	43%

Projected yield – development projects in lease up		6.0%

(1)

Excludes approximately $28.2 million of land held (127 acres) and capitalized pre-development costs in Baltimore/Washington, Cincinnati, Indianapolis, Reno and Southern California. Also excludes 47 acres of land in Atlanta held in an unconsolidated joint venture and 207 acres owned in the unconsolidated joint venture at SCLA which could support the development of approximately 3.5 million square feet based on 40% coverage.

(2)	Includes all signed leases whether or not occupancy has commenced as of August 4, 2010.
(3)

DCT contributed the initial capital outlay required for the development of these assets. After the return of this investment and certain other priority distributions, the cash flows from this venture will be shared 50/50.

(4)	DCT’s ownership percentage is 50%
(5)	Based on share of equity invested, for the purposes of SCLA, this is assumed to be 50% (see note 3 above).

10	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE INDEBTEDNESS AS OF JUNE 30, 2010

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 6/30/2010
Senior unsecured notes:
2011 Notes, variable rate (1)	2.00%	2.00%	June 2011	$200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	6.52%	6.52%	June 2018	41,500
2021 Notes, fixed rate	6.95%	6.95%	June 2021	77,500

				735,000
Mortgage notes:
Fixed rate secured debt	5.81%	5.62%	Mar. 2011 - Aug. 2025 October 2011	391,617
Variable rate secured debt	1.55%	1.55%		25,237
Premiums (discounts), net of amortization				2,754

				419,608

Total senior unsecured notes and mortgage notes				1,154,608
Unsecured credit facility:
Senior unsecured revolving credit facility (2)	1.30%	1.30%	December 2010	—

Total carrying value of debt				$1,154,608

Fixed rate debt	5.99%	5.96%		80%
Variable rate debt	1.95%	1.95%		20%
Weighted average interest rate	5.20%	5.17%		100%
DCT proportionate share of unconsolidated joint venture debt (3)
Operating joint ventures				$31,753
Development joint ventures				59,789

				$91,542

Scheduled Principal Payments of Debt as of June 30, 2010 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility	Total
2010	$—		$4,216	$—	$4,216
2011	250,000	(1)	132,728	—	382,728
2012	—		56,986	—	56,986
2013	175,000		42,892	—	217,892
2014	50,000		5,298	—	55,298
2015	40,000		46,853	—	86,853
2016	50,000		4,144	—	54,144
2017	51,000		4,416	—	55,416
2018	41,500		4,398	—	45,898
2019	—		48,886	—	48,886
Thereafter	77,500		66,037	—	143,537

Total	$735,000		$416,854	$—	$1,151,854

Summary Debt Covenants (4)		As of December 31, 2009
	Threshold	Actual Ratio
Consolidated leverage ratio	< 60%	48%

Consolidated fixed charge coverage ratio	> 1.5 x	2.9 x

Consolidated unsecured leverage ratio	< 60%	43%

(1)	The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.
(2)

The Company has secured formal commitments from nine banks to refinance its $300 million senior unsecured credit facility for a period of three years with a new facility that is expected to close in August 2010. At our election, the new facility will bear interest either at LIBOR plus between 2.10% and 3.10%, depending on our consolidated leverage, or at prime and is subject to an annual facility fee.

(3)	Based on ownership as of June 30, 2010.
(4)

Covenant information presented relates to our existing senior unsecured revolving credit facility. Calculations are performed in accordance with the credit agreement, based upon definitions contained therein.

NOTE:

As of June 30, 2010, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

11	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE CAPITALIZATION AND FIXED CHARGE COVERAGE

(dollar amounts in thousands, except per share data)

Capitalization as of June 30, 2010

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	211,317	$4.52	$955,153
Operating partnership units outstanding	26,019	$4.52	117,606

Total equity market capitalization			1,072,759

Consolidated debt			1,154,608
Proportionate share of debt related to unconsolidated joint ventures			91,542

Total debt			1,246,150

Total market capitalization			$2,318,909

Ratio of total debt to total market capitalization, including proportionate share of debt related to unconsolidated joint ventures			53.7%

Fixed Charge Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Net loss attributable to common stockholders	$(10,731)	$(3,994)	$(17,955)	$(167)
Interest expense (2)	13,248	13,355	26,036	26,726
Proportionate share of interest expense from unconsolidated joint ventures	731	1,048	1,357	2,154
Real estate related depreciation and amortization (2)	29,182	27,988	57,776	54,443
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,406	2,737	2,977	4,970
Income and other taxes (2)	582	664	820	1,557
Stock-based compensation amortization	1,211	1,004	2,348	2,142
Noncontrolling interests (2)	(1,387)	(760)	(2,383)	(101)
Non-FFO (gains) losses on dispositions/acquisitions of real estate interests	(26)	(734)	368	(655)
Impairment losses (2)	4,743	—	4,743	—

Adjusted EBITDA	$38,959	$41,308	$76,087	$91,069

Calculation of fixed charges
Interest expense (2)	$13,248	$13,355	$26,036	$26,726
Capitalized interest	477	1,502	1,402	3,173
Amortization of loan costs and debt premium/discount	(258)	(334)	(567)	(668)
Proportionate share of interest expense from unconsolidated joint ventures	731	1,048	1,357	2,154

Total fixed charges	$14,198	$15,571	$28,228	$31,385

Fixed charge coverage	2.7	2.7	2.7	2.9

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.5 million units, unvested Restricted Stock of 0.4 million shares and unvested Phantom Shares of 0.1 million shares.
(2)	Includes amounts related to discontinued operations.

12	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Six Months Ended June 30, 2010
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$5,198	$8,788	$4,072	$1,517	$10,688
Other income	—	—	—	—	—

Total revenues	5,198	8,788	4,072	1,517	10,688

Expenses:
Rental expenses	398	731	265	212	1,204
Real estate taxes	688	1,166	628	151	1,423
Depreciation and amortization	2,311	4,225	1,802	721	5,629
General and administrative	292	54	15	5	392

Total expenses	3,689	6,176	2,710	1,089	8,648
Interest expense	(2,706)	(3,977)	(1,739)	(469)	—
Taxes	(55)	(22)	(19)	28	(21)

Net income (loss)	$(1,252)	$(1,387)	$(396)	$(13)	$2,019

Rental revenues	$5,198	$8,788	$4,072	$1,517	$10,688
Rental expenses and real estate taxes	1,086	1,897	893	363	2,627

Net operating income	$4,112	$6,891	$3,179	$1,154	$8,061

DCT Industrial ownership %	20.0%	4.4%	11.4%	10.0%	20.0%

CONSOLIDATED BALANCE SHEETS

	As of June 30, 2010
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Total investment in properties	$125,276		$213,685		$95,878		$31,147		$289,084
Accumulated depreciation and amortization	(20,849)		(31,355)		(13,516)		(2,718)		(32,641)

Net investment in properties	104,427		182,330		82,362		28,429		256,443
Cash and cash equivalents	1,280		1,422		920		527		2,022
Other assets	2,937		3,514		1,759		471		2,142

Total assets	$108,644		$187,266		$85,041		$29,427		$260,607

Secured debt	$95,500	(1)	$133,738	(2)	$55,276	(3)	$12,190	(4)	$—
Other liabilities	1,925		4,414		1,459		952		3,375

Total liabilities	97,425		138,152		56,735		13,142		3,375
Members’ capital	11,219		49,114		28,306		16,285		257,232

Total liabilities and members’ capital	$108,644		$187,266		$85,041		$29,427		$260,607

Data by Fund as of June 30, 2010:	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	89.8%
TRT-DCT JV I	14	3,673	92.7%
TRT-DCT JV II	6	1,925	90.3%
TRT-DCT JV III	5	900	90.8%
JP Morgan Venture	14	4,956	93.7%
Total	45	14,101	92.1%

SCHEDULED DEBT MATURITIES

	As of June 30, 2010
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Remainder of 2010	$—		$—		$—		$—		$—
2011	—		—		—		—		—
2012	—		—		—		—		—
2013	—		—		—		—		—
2014	—		16,041	(2)	39,725	(3)	—		—
Thereafter	95,500	(1)	117,697	(2)	15,551	(3)	12,190	(4)	—

Total	$95,500		$133,738		$55,276		$12,190		$—

DCT pro rata share	$19,100		$5,155		$6,279		$1,219		$—

(1)

Debt currently has a stated interest rate of 5.6% and requires interest only payments until 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036.

(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million of debt, which is payable to and guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%. $33 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.

(3)

$40 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $5 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $11 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$12 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

16	Second Quarter 2010

DCT INDUSTRIAL TRUST INC.®

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all capitalized costs associated with the acquisition, as appropriate.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our proportionate share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.

Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance and debt modification costs and impairment losses. We believe that FFO excluding severance and debt modification costs, non-routine items, and impairment losses is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results without taking into account the unrelated impairment losses relating to the decrease in value of certain real estate assets and investments in unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees, as appropriate.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

DCT INDUSTRIAL TRUST INC.® SUPPLEMENTAL REPORTING PACKAGE Definitions

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Consolidated Operating Data
	Three Months Ended June 30,		Six Months Ended June 30,
Reconciliation of NOI to loss from continuing operations:	2010	2009	2010	2009
Loss from continuing operations	$(11,847)	$(5,645)	$(20,013)	$(1,600)
Income and other taxes	582	661	820	1,553
Interest and other (income) expense	(353)	(767)	510	(901)
Interest expense	13,248	13,327	26,036	26,668
Equity in (income) loss of unconsolidated joint ventures, net	400	1,615	1,011	(2,565)
General and administrative	5,994	6,454	11,646	11,922
Real estate related depreciation and amortization	29,180	27,702	57,768	53,851
Impairment losses	4,556	—	4,556	—
Institutional capital management and other fees	(721)	(680)	(1,361)	(1,347)

Total net operating income	41,039	42,667	80,973	87,581
Less net operating income—non-same store properties	(2,256)	(646)	(3,935)	(983)

Same store net operating income	38,783	42,021	77,038	86,598
Less revenue from lease terminations	(13)	(46)	(47)	(1,443)

Same store net operating income, excluding revenue from lease terminations	38,770	41,975	76,991	85,155
Less straight-line rents, net of related bad debt expense	(1,120)	(46)	(2,235)	(308)
Add back amortization of above/(below) market rents	175	227	523	738

Same store cash net operating income, excluding revenue from lease terminations	$37,825	$42,156	$75,279	$85,585

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution and held for sale properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.

15	Second Quarter 2010